AMENDMENT NUMBER THREE
to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement
dated as of January 1, 2005
by and between
GREENPOINT MORTGAGE FUNDING, INC.
and
DB STRUCTURED PRODUCTS, INC.

This AMENDMENT NUMBER THREE is made this 7th day of October, 2005, by and between GREENPOINT MORTGAGE FUNDING, INC., having an address at 100 Wood Hollow Drive, Novato, California 94945 (the “Seller”) and DB STRUCTURED PRODUCTS, INC. having an address at 60 Wall Street, New York, New York 10005 (the “Purchaser”), to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of January 1, 2005, as amended by Amendment Number One, dated as of April 8, 2005 and Amendment Number Two, dated as of June 30, 2005, by and between the Purchaser and the Seller (the “Agreement”).

RECITALS

WHEREAS, the Purchaser and the Seller desire to amend the Agreement, subject to the terms hereof, to modify the Agreement as specified herein; and

WHEREAS, the Purchaser and the Seller each have agreed to execute and deliver this Amendment Number Three on the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of October 7, 2005, the Agreement is hereby amended as follows:

(a) Section 1 of the Agreement is hereby amended by adding the following definitions:

Exchange Act: The Securities Exchange Act of 1934, as amended.

Regulation AB: Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as amended from time to time.

Servicing Criteria: As of any date of determination, the “servicing criteria” set forth in Item 1122(d) of Regulation AB, or any amendments thereto.

Sub-Servicer: Any Person with which the Seller has entered into a sub-servicing agreement to service certain of the Mortgage Loans.

Sub-Servicing Agreement: The written contract between the Seller and a Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Subsection 11.31 of this Agreement.

(b)

Section 11 of the Agreement is hereby amended by deleting the Section in its entirety and replacing it with the following:

SECTION 11. Seller’s Servicing Obligations. The Seller, as independent contract servicer, shall service and administer the Mortgage Loans the Seller sold to the Purchaser on the related Closing Date directly or through one or more Sub-Servicers, in accordance with the terms and provisions set forth in the Servicing Addendum attached as Exhibit 8, which Servicing Addendum is incorporated herein by reference.

(c)

Section 12 of the Agreement is hereby amended by deleting subparts (4) and (5) in their entirety and the remaining subparts following subpart (3) are renumbered (4), (5), (6) and (7).

(d)

Section 12 of the Agreement is hereby amended by deleting subpart (5) in its entirety and replacing it with the following:

(5) to negotiate and execute one or more servicing agreements between the Seller (as servicer) and any master servicer which is generally considered to be a prudent master servicer in the secondary mortgage market, designated by the Purchaser in its sole discretion after consultation with the Seller and/or one or more custodial and servicing agreements among the Purchaser, the Seller and a third party custodian/trustee which is generally considered to be a prudent custodian/trustee in the secondary mortgage market designated by the Purchaser in its sole discretion after consultation with the Seller, and containing provisions substantially equivalent to those included in the Servicing Addendum to the extent required by the Purchaser in either case for the purpose of pooling the Mortgage Loans with other Mortgage Loans for resale or securitization;

(e)

Section 12 of the Agreement is hereby further amended by inserting the following subparts immediately following subpart (7):

(8)

in connection with any Pass-Through Transfer, to deliver to the Purchaser within five (5) Business Days after request by the Purchaser, the information with respect to the Seller (as originator) and each other originator of the Mortgage Loans as required under Item 1110(a) and (b) of Regulation AB as determined by Purchaser in its sole discretion.  If requested by the Purchaser, this will include information about the applicable credit-granting or underwriting criteria;

(9)

in connection with any Pass-Through Transfer, to deliver to the Purchaser within five (5) Business Days after request by the Purchaser, static pool information as required under Item 1105(a)(1) - (3) and (c) of Regulation AB and in scope and format as determined by Purchaser in its sole discretion with respect to mortgage loans that were originated by the Seller (as originator) and each other originator of the Mortgage Loans and which are similar to the Mortgage Loans;

(10) in connection with any Pass-Through Transfer, to deliver to the Purchaser within five (5) Business Days after request by the Purchaser, information with respect to the Seller (as servicer) as required by Item 1108(b) and (c) of Regulation AB as determined by Purchaser in its sole discretion. In the event that the Seller has delegated any servicing responsibilities with respect to the Mortgage Loans to a Sub-Servicer, the Seller shall provide the information required pursuant to this clause with respect to the Sub-Servicer;

(11) in connection with any Pass-Through Transfer, to deliver to the Purchaser within five (5) Business Days after request by the Purchaser, (i) information regarding any legal proceedings that would be material to the security holders of such Pass-Through Transfer that is pending (or known to be contemplated) against the Seller (as originator and as servicer) and each other originator of the Mortgage Loans and each Sub-Servicer as required by Item 1117 of Regulation AB as determined by Purchaser in its sole discretion, (ii) information regarding affiliations with respect to the Seller (as originator and as servicer) and each other originator of the Mortgage Loans and each Sub-Servicer as required by Item 1119(a) of Regulation AB as determined by Purchaser in its sole discretion, and (iii) information regarding relationships and transactions with respect to the Seller (as originator and as servicer) and each other originator of the Mortgage Loans and each Sub-Servicer as required by Item 1119(b) and (c) of Regulation AB as determined by Purchaser in its sole discretion; and

(12) to deliver to the Purchaser and to any Person designated by the Purchaser, such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Seller or any Sub-Servicer pursuant to clause (9) above, and pursuant to clauses (8) and (10) above to the extent constituting financial information, as shall be reasonably requested by the Purchaser.

(f)

Section 12 of the Agreement is hereby amended by inserting the following paragraph at the end thereto:

The Seller shall indemnify the Purchaser and any sponsor, depositor, issuing entity and underwriter in connection with a Pass-Through Transfer for any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from any untrue statement or alleged untrue statement of any material fact contained in the information provided by the Seller or any Sub-Servicer pursuant to clauses (8), (9), (10) and (11) of this Section 12 (the “Seller Information”) or the omission or the alleged omission to state in the Seller Information a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they are made, not misleading.

(g)

Section 12 of the Agreement is hereby amended by inserting the following paragraph at the end thereto:

(h)

Subsection 14.01(ix) of the Agreement is hereby amended by (i) deleting the phrase “Sections 11.23 or 11.24” in its entirety and replacing it with the phrase “Subsections 11.23, 11.24 or 11.35” and (ii) deleting the phrase “fifteen (15)” in its entirety and replacing it with the phrase “ten (10)”.

(i)

Subsection 11.15 of the Agreement is hereby amended by inserting the following sentence at the end thereto:

To the extent that the Mortgage Loans are the subject of a Pass-Through Transfer, the computer tape must include all information known or available to the Seller that is necessary in order to provide the distribution and pool performance information as required under Item 1121 of Regulation AB as determined by Purchaser in its sole discretion. The Seller shall modify the computer tape format as requested by the Purchaser from time to time in order to comply with the preceding sentence.

(j)

Subsection 11.23 of the Agreement is hereby amended by deleting the subsection in its entirety and replacing it with the following:

(a)

The Seller will deliver to the Purchaser, not later than March 1 of each calendar year beginning in 2006, an Officers’ Certificate (an “Annual Statement of Compliance”) stating, as to each signatory thereof, that (i) a review of the activities of the Seller during the preceding calendar year and of performance under this Agreement or other applicable servicing agreement has been made under such officers’ supervision and (ii) to the best of such officers’ knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement or other applicable servicing agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Purchaser to any Person identified as a prospective purchaser of the Mortgage Loans. In the event that the Seller has delegated any servicing responsibilities with respect to the Mortgage Loans to a Sub-Servicer, the Seller shall deliver an officer’s certificate of the Sub-Servicer as described above as to each Sub-Servicer as and when required with respect to the Seller.

(b)

With respect to any Mortgage Loans that are the subject of a Pass-Through Transfer, by March 1 of each calendar year beginning in 2006, an officer of the Seller shall execute and deliver an Officer’s Certificate to the Purchaser, any master servicer which is master servicing loans in connection with such transaction (a “Master Servicer”) and any related depositor (a “Depositor”) for the benefit of each such entity and such entity’s affiliates and the officers, directors and agents of any such entity and such entity’s affiliates, an Officer’s Certificate in the form attached hereto as Exhibit 12. In the event that the Seller has delegated any servicing responsibilities with respect to the Mortgage Loans to a Sub-Servicer, the Seller shall deliver an officer’s certificate of the Sub-Servicer as described above as to each Sub-Servicer as and when required with respect to the Seller.

(c)

The Seller shall indemnify and hold harmless the Master Servicer, the Depositor, the Purchaser (and if this Agreement has been assigned in whole or in part by the Purchaser, any and all Persons previously acting as “Purchaser” hereunder), and their respective officers, directors, agents and affiliates, and such affiliates’ officers, directors and agents (any such person, an “Indemnified Party”) from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Seller or any of its officers, directors, agents or affiliates of its obligations under this Subsection 11.23, Subsection 11.24 or Subsection 11.35, or the negligence, bad faith or willful misconduct of the Seller in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then the Seller agrees that it shall contribute to the amount paid or payable by the Indemnified Party as a result of the losses, claims, damages or liabilities of the Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Seller in the other in connection with a breach of the Seller’s obligations under this Subsection 11.23, Subsection 11.24 or Subsection 11.35, or the Seller’s negligence, bad faith or willful misconduct in connection therewith.

(k)

Subsection 11.24 of the Agreement is hereby amended by deleting the Subsection in its entirety and replacing it with the following:

Subsection 11.24 Independent Public Accountants’ Servicing Report.

Not later than March 1 of each calendar year beginning in 2006, the Seller at its expense shall cause a firm of independent public accountants (which may also render other services to the Seller) which is a member of the American Institute of Certified Public Accountants to furnish a report (a “USAP Report”) to the Purchaser or its designee to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements (including the Mortgage Loans and this Agreement) substantially similar one to another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm confirms that such servicing has been conducted in compliance with such pooling and servicing agreements during the preceding calendar year, except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report. Copies of such report shall be provided by the Purchaser to any Person identified as a prospective purchaser of the Mortgage Loans.

In the event that the Seller has delegated any servicing responsibilities with respect to the Mortgage Loans to a Sub-Servicer, the Seller shall provide a statement of the Sub-Servicer as described above as to each Sub-Servicer as and when required with respect to the Seller.

Notwithstanding the foregoing, the Seller’s obligation to deliver a USAP Report under this Subsection, as to the Seller or any Sub-Servicer, as to any calendar year, beginning with the report required in March 2007, shall be satisfied if an Assessment of Compliance and Attestation Report is delivered in compliance with Subsection 11.35 for such calendar year with respect to that entity.

(l)

Exhibit 8 of the Agreement is hereby amended by inserting the following sections at the end thereto:

Subsection 11.31 Sub-Servicing Agreements Between the Seller and Sub-Servicers.

The Seller, as servicer, may arrange for the subservicing of any Mortgage Loan by a Sub-Servicer pursuant to a Sub-Servicing Agreement; provided that such sub-servicing arrangement and the terms of the related Sub-Servicing Agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder. Each Sub-Servicer shall be (i) authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement and (ii) a FHLMC or FNMA approved mortgage servicer. Notwithstanding the provisions of any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Seller or a Sub-Servicer or reference to actions taken through the Seller or otherwise, the Seller shall remain obligated and liable to the Purchaser and its successors and assigns for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Seller alone were servicing and administering the Mortgage Loans. Every Sub-Servicing Agreement entered into by the Seller shall contain a provision giving the successor servicer the option to terminate such agreement in the event a successor servicer is appointed.  All actions of each Sub-Servicer performed pursuant to the related Sub-Servicing Agreement shall be performed as an agent of the Seller with the same force and effect as if performed directly by the Seller.

For purposes of this Agreement, the Seller shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a Sub-Servicer regardless of whether such payments are remitted by the Sub-Servicer to the Seller.

Subsection 11.32 Successor Sub-Servicers.

Any Sub-Servicing Agreement shall provide that the Seller shall be entitled to terminate any Sub-Servicing Agreement and to either itself directly service the related Mortgage Loans or enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Subsection 11.35.  Any Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by any successor to the Seller without fee, in accordance with the terms of this Agreement, in the event that the Seller (or any successor to the Seller) shall, for any reason, no longer be the servicer of the related Mortgage Loans (including termination due to an Event of Default).

Subsection 11.33 No Contractual Relationship Between Sub-Servicer and Purchaser.

Any Sub-Servicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Seller alone and the Purchaser shall not be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Sub-Servicer except as set forth in Subsection 11.35.

Subsection 11.34 Assumption or Termination of Sub-Servicing Agreement by Successor Servicer.

In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Seller hereunder by a successor servicer pursuant to Section 16 of this Agreement, it is understood and agreed that the Seller’s rights and obligations under any Sub-Servicing Agreement then in force between the Seller and a Sub-Servicer shall be assumed simultaneously by such successor servicer without act or deed on the part of such successor servicer; provided, however, that any successor servicer may terminate the Sub-Servicer.

The Seller shall, upon the reasonable request of the Purchaser, but at its own expense, deliver to the assuming party documents and records relating to each Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

The Servicing Fee payable to any such successor servicer shall be payable from payments received on the Mortgage Loans in the amount and in the manner set forth in this Agreement.

Subsection 11.35 Assessment of Compliance with Servicing Criteria.

With respect to any Mortgage Loans that are the subject of a Pass-Through Transfer, the Seller shall deliver to the Purchaser or its designee on or before March 1 of each calendar year beginning in 2007, a report (an “Assessment of Compliance”) reasonably satisfactory to the Purchaser regarding the Seller’s assessment of compliance with the Servicing Criteria during the preceding calendar year as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB, which as of the date hereof, require a report by an authorized officer of the Seller that contains the following:

(a) A statement by such officer of its responsibility for assessing compliance with the Servicing Criteria applicable to the Seller;

(b) A statement by such officer that such officer used the Servicing Criteria to assess compliance with the Servicing Criteria applicable to the Seller;

(c) An assessment by such officer of the Seller’s compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Seller, that are backed by the same asset type as the Mortgage Loans;

(d) A statement that a registered public accounting firm has issued an attestation report on the Seller’s Assessment of Compliance for the period consisting of the preceding calendar year; and

(e) A statement as to which of the Servicing Criteria, if any, are not applicable to the Seller, which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Seller, that are backed by the same asset type as the Mortgage Loans.

With respect to any Mortgage Loans that are the subject of a Pass-Through Transfer, on or before March 1 of each calendar year beginning in 2007, the Seller shall furnish to the Purchaser or its designee a report (an “Attestation Report”) by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the Seller, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

In the event that the Seller has delegated any servicing responsibilities with respect to the Mortgage Loans to a Sub-Servicer, the Seller shall provide an Assessment of Compliance of the Sub-Servicer and accompanying Attestation Report as described above as to each Sub-Servicer as and when required with respect to the Seller.

(m)

The Agreement is hereby amended by inserting Exhibit 12 in the form of Annex A attached hereto at the end thereto.

SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.  This Amendment Number Three shall apply to all Mortgage Loans subject to the Agreement notwithstanding that any such Mortgage Loans were purchased prior to the date of this Amendment Number Three.

SECTION 4. Governing Law. This Amendment Number Three shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 or 5-1402 of the New York General Obligations Law).

SECTION 5. Counterparts. This Amendment Number Three may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Amendment Number Three to be executed and delivered by their duly authorized officers as of the day and year first above written.

GREENPOINT MORTGAGE FUNDING, INC.

(Seller)

By:___________________________

Name:_________________________

Title:__________________________

DB STRUCTURED PRODUCTS, INC.

(Purchaser)

By:___________________________

Name:_________________________

Title:__________________________

By:___________________________

Name:_________________________

Title:__________________________

ANNEX A

EXHIBIT 12
FORM OF BACK-UP CERTIFICATION

I, [identify certifying individual], certify to the [Initial Purchaser], [Mortgage Loan Seller] [Depositor], [Trustee], [Securities Administrator] and [Master Servicer] that:

(i) Based on my knowledge, the information in the Annual Statement of Compliance, the [USAP Report]* [Assessment of Compliance and Attestation Report]** and all servicing reports, officer's certificates and other information provided by the Seller relating to the servicing of the Mortgage Loans taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

(ii) The servicing information required to be provided by the Seller under this Servicing Agreement has been provided to the Purchaser and the Master Servicer;

(iii) I am responsible for reviewing the activities performed by the Seller under the Agreement and based upon the review required by this Servicing Agreement, and except as disclosed in the Annual Statement of Compliance or the [USAP Report]* [Assessment of Compliance and Attestation Report]**, the Seller has, as of the date of this certification fulfilled its obligations under this Servicing Agreement; and

(iv) [I have disclosed to the Purchaser and the Master Servicer all significant deficiencies relating to the Seller’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Servicing Agreement.]* [The Assessment of Compliance and Attestation Report of the Seller have been delivered to the Purchaser as required under the Servicing Agreement.  Following is a list of all material instances of noncompliance described in the Attestation of Compliance and Attestation Report (if none, state “none”):_____________________.]**

[SELLER]
(Seller)

By: ________________________

Name:

Title:

Date:

______________________________________

*To be used if a USAP Report is being delivered under the Servicing Agreement

**To be used if an Assessment of Compliance and Attestation Report is being delivered under the Servicing Agreement